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                                                             EXHIBIT (10)(d)(ii)



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                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                    Home Office: Houston, Texas
                                     JOINT AND LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE
                                                     SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
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                                                  PART 1.  APPLICANT'S INFORMATION
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Supplement to the application on the lives of __________________ and _________________________, dated ______________________________
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                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              PREMIUM    DEDUCTION                                             PREMIUM     DEDUCTION
                                            ALLOCATION  ALLOCATION                                            ALLOCATION  ALLOCATION
                                            ----------  ----------                                            ----------  ----------
AIM VARIABLE INSURANCE FUNDS, INC.                                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
AIM V.I. International Equity Division (1)     ___%        ___%   Equity Growth Division (10)                      ___%       ___%
AIM V.I. Value Division (2)                    ___%        ___%   High Yield Division (11)                         ___%       ___%
AMERICAN GENERAL SERIES PORTFOLIO COMPANY                         PUTNAM VARIABLE TRUST
International Equities Division (3)            ___%        ___%   Putnam VT Diversified Income Division (12)       ___%       ___%
MidCap Index Division (4)                      ___%        ___%   Putnam VT Growth and Income Division (13)        ___%       ___%
Money Market Division (5)                      ___%        ___%   Putnam VT Int'l Growth and Income Division (14)  ___%       ___%
Stock Index Division (6)                       ___%        ___%   SAFECO RESOURCE SERIES TRUST
DREYFUS VARIABLE INVESTMENT FUND                                  Equity Division (15)                             ___%       ___%
Quality Bond Division (7)                      ___%        ___%   Growth Division (16)                             ___%       ___%
Small Cap Division (8)                         ___%        ___%   VAN KAMPEN LIFE INVESTMENT TRUST
MFS VARIABLE INSURANCE TRUST                                      Strategic Stock Division (17)                    ___%       ___%
MFS Emerging Growth Series (9)                 ___%        ___%   AGL Declared Fixed Interest Account (18)         ___%       ___%
                                                                  OTHER: ________________________________          ___%       ___%
                                                                                                                   100%       100%
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                                                PART 3. MODIFIED ENDOWMENT CONTRACT
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If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the United States
Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I
request any excess premium that could cause such status to be refunded.                                           [_] YES   [_] NO
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                                                  PART 4.  DOLLAR COST AVERAGING
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DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money
Market Division (5) and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 MINIMUM, WHOLE DOLLARS ONLY) from the AGSPC Money Market Division to the following Division(s):
 (1) AIM V.I. International Equity           $______                  (10) Equity Growth                                 $______
 (2) AIM V.I. Value                          $______                  (11) High Yield                                    $______
 (3) International Equities                  $______                  (12) Putnam VT Diversified Income                  $______
 (4) MidCap Index                            $______                  (13) Putnam VT Growth and Income                   $______
 (6) Stock Index                             $______                  (14) Putnam VT Int'l Growth and Income             $______
 (7) Quality Bond                            $______                  (15) Equity                                        $______
 (8) Small Cap                               $______                  (16) Growth                                        $______
 (9) MFS Emerging Growth Series              $______                  (17) Strategic Stock                               $______
                                                                      Other: ________________________________            $______
NOTE: Dollar Cost Averaging is not available if the Automatic Rebalancing option has been chosen.
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                                                  PART 5.  AUTOMATIC REBALANCING
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AUTOMATIC REBALANCING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the AGL Declared Fixed Interest Account has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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                                                            PAGE 1 of 2
AGLC 0093-99
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                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
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                                               PART 6. DEATH BENEFIT COMPLIANCE TEST
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                                [_] Guideline Premium Test           [_] Cash Value Accumulation Test
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                                                     PART 7. SPECIFIED AMOUNT
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Base Coverage $_____________               Supplemental Coverage $____________               = Total Specified Amount $_____________
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                                                  PART 8. TELEPHONE AUTHORIZATION
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I (or we, if Joint Owners), hereby authorize AGL to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions given by:
(Initial appropriate box below.)

[_] Policy Owner(s) - if Joint Owners, either of us acting independently.

[_] Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any non-owner designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

[_] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.
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                                      PART 9.  SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
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                                                                                                                      YES      NO
1.  Have you, the Proposed Insureds or Owner(s) (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                         [_]     [_]
    (If "yes," please furnish the Prospectus dates.)
    Variable Universal Life Insurance Policy Prospectus:      _______________
    Supplements (if any):                                     _______________

2.  Do you understand and acknowledge:

         a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH MEANS
            THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE POLICY AND THE
            UNDERLYING ACCOUNTS?                                                                                      [_]     [_]

         b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED ACCOUNTS MAY VARY;
            AND

            (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S. GOVERNMENT OR
                 ANY STATE GOVERNMENT?                                                                                [_]     [_]

            (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
                 FEDERAL OR STATE?                                                                                    [_]     [_]

         c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE AGL DECLARED
            FIXED INTEREST ACCOUNT?                                                                                   [_]     [_]

         d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE ACCUMULATION
            OF VALUES IN THE SEGREGATED ACCOUNTS?                                                                     [_]     [_]

         e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
            EXPERIENCE OF THE SEPARATE ACCOUNT?                                                                       [_]     [_]

         f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
            ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?            [_]     [_]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
    financial needs?                                                                                                  [_]     [_]

Signed at: ______________________________________________________________________            Date:_______________________________
           CITY                                              STATE

  X____________________________________________________________      X____________________________________________________________
   SIGNATURE OF PROPOSED CONTINGENT INSURED (REQUIRED)                SIGNATURE OF REGISTERED REPRESENTATIVE

  X____________________________________________________________      X____________________________________________________________
   SIGNATURE OF OTHER PROPOSED CONTINGENT INSURED (REQUIRED)          PRINT NAME OF BROKER/DEALER

  X____________________________________________________________      X____________________________________________________________
   SIGNATURE(S) OF OWNER(S) (IF DIFFERENT FROM PROPOSED INSURED)      SIGNATURE(S) OF ADDITIONAL OWNER(S) (IF DIFFERENT FROM
                                                                      PROPOSED INSURED)

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                                                            PAGE 2 of 2
AGLC 0093-99
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